SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                      ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of1934


Date of Report ( Date of earliest event reported) : August 29, 1998


                           MESABA HOLDINGS, INC.
                           ---------------------
          (Exact name of registrant as specified in its charter)

   Minnesota                 0-17895                     41-1616499
----------------        -----------------             ----------------
(State or other          (Commission File             (I.R.S. Employer
Jurisdiction of              Number)                   Identification
incorporation)                                              No.)

                           7501 26th Avenue South
                        Minneapolis, Minnesota 55450
                        ----------------------------
                  (Address of principal executive offices)

Registrant's telephone no., including area code:   (612) 726-5151

                              Not Applicable
                              --------------
       (Former name or former address, if changed since last report)

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ITEM 5. Other Events.

      On August 29, 1998 Mesaba Holdings, Inc. and its wholly owned subsidiary, Mesaba Aviation, Inc. announced that it had temporarily ceased operations as a result of the Northwest Airlines Pilots strike.

ITEM 7. Financial Statements and Exhibits.

      The following are exhibits to this current Report:

            99.1 Press release of the Company dated August 29, 1998

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Date: August 31, 1998

                                MESABA HOLDINGS, INC.



                                By:   /s/ John S. Fredericksen
                                      ------------------------------
                                      John S. Fredericksen
                                      Vice President and General Counsel
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                                EXHIBIT INDEX
                                -------------

Exhibit
Number       Description
--------     -------------

99.1         Press release of the Company dated August 29, 1998.

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